Exhibit 32.2

Certification of the Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned hereby certifies that, to his knowledge, (i) the Form 10-Q of Weststar Financial Services Corporation (the "Registrant”) for the quarter ended March 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Registrant on the dates and for the periods presented therein.

WESTSTAR FINANCIAL SERVICES CORPORATION

Date: August 11, 2009	By:	/s/ Randall C. Hall

Randall C. Hall
Executive Vice President and Chief Financial and Principal Accounting Officer

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